As filed with the Securities and Exchange Commission on July 14, 1997

             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                       EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the registrant  /x/
Filed by a party other than the registrant  / /

Check the appropriate box:
/x/  Preliminary Proxy Statement              / /  Confidential, for Use of
                                                   the Commission Only
/ /  Definitive Proxy Statement                    (as permitted by Rule
                                                   14a-6(e)(2))

/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

    MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
----------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
-------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------
(5)  Total fee paid:
-------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
-------------------------------------------------------------------------
/ /  Check box if any part of the fee is offset as provided by Exchange

     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
-------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------
(3)  Filing Party:
-------------------------------------------------------------------------
(4)  Date Filed:
-------------------------------------------------------------------------

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                             ---------------------

                 NOTICE OF 1997 SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 18, 1997

                            ------------------------

TO THE STOCKHOLDERS OF MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.:

    Notice is hereby given that the 1997 Special Meeting of Stockholders (the "Meeting") of Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at
  A.M. for the following purposes:

        (1) To elect a Board of Directors to serve for the ensuing year;

        (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year;

        (3) To consider and act upon a proposal to amend the Fund's fundamental investment restriction regarding the Fund's health care industry concentration policy; and

        (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on July 25, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

    A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 4, 1997 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                          SECRETARY

Plainsboro, New Jersey
Dated: July    , 1997

                                PROXY STATEMENT

                            ------------------------

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                             ---------------------

                      1997 SPECIAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 18, 1997
                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch High Income Municipal Bond Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1997 Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, September 18, 1997 at A.M. The approximate mailing date of this Proxy Statement is July , 1997.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year and for amending the Fund's fundamental investment restriction regarding its health care industry concentration policy. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

    The Board of Directors has fixed the close of business on July 25, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the
Fund had outstanding       shares of common stock, par value $.10 per share
("Common Stock"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

    The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

    At the Meeting, the Board of Directors will be elected to serve until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Directors to be selected by holders of Common Stock.

    The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

    Certain information concerning the nominees, including their designated classes, is set forth as follows:

                                                                                                                    SHARES
                                                                                                                 BENEFICIALLY
                                                                                                                   OWNED AT
                                                            PRINCIPAL OCCUPATIONS DURING PAST       DIRECTOR      THE RECORD
            NAME AND ADDRESS                   AGE        FIVE YEARS AND PUBLIC DIRECTORSHIP(1)       SINCE          DATE
-----------------------------------------      ---      -----------------------------------------  -----------  ---------------
Ronald W. Forbes(1)(2)...................          56   Professor of Finance, School of Business,        1990            448
  1400 Washington Avenue                                State University of New York at Albany,
  Albany, New York 12222                                since 1989.

Cynthia A. Montgomery(1)(2)..............          44   Professor, Harvard Business School since         1994              0
  Harvard Business School                               1989; Associate Professor, J.L. Kellogg
  Soldiers Field Road                                   Graduate School of Management,
  Boston, Massachusetts 02163                           Northwestern University from 1985 to
                                                        1989; Assistant Professor, Graduate
                                                        School of Business Administration, The
                                                        University of Michigan from 1979 to 1985;
                                                        Director, UNUM Corporation since 1990 and
                                                        Director of Newell Co. since 1995.

Charles C. Reilly(1)(2)..................          66   Self-employed financial consultant since         1990              0
  9 Hampton Harbor Road                                 1990; President and Chief Investment
  Hampton Bays, New York 11946                          Officer of Verus Capital, Inc. from 1979
                                                        to 1990; Senior Vice President of Arnhold
                                                        and S. Bleichroeder, Inc. from 1973 to
                                                        1990; Adjunct Professor, Columbia
                                                        University Graduate School of Business
                                                        from 1990 to 1991; Adjunct Professor,
                                                        Wharton School, The University of
                                                        Pennsylvania from 1989 to 1990; Partner,
                                                        Small Cities Cable Television since 1986.

                                                                                                                    SHARES
                                                                                                                 BENEFICIALLY
                                                                                                                   OWNED AT
                                                            PRINCIPAL OCCUPATIONS DURING PAST       DIRECTOR      THE RECORD
            NAME AND ADDRESS                   AGE        FIVE YEARS AND PUBLIC DIRECTORSHIP(1)       SINCE          DATE
-----------------------------------------      ---      -----------------------------------------  -----------  ---------------
Kevin A. Ryan(1)(2)......................          64   Founder and current Director of The              1992              0
  127 Commonwealth Avenue                               Boston University Center for the
  Chestnut Hill,                                        Advancement of Ethics and Character;
  Massachusetts 02167                                   Professor of Education at Boston
                                                        University since 1982; formerly taught on
                                                        the faculties of The University of
                                                        Chicago, Stanford University and Ohio
                                                        State University.

Richard R. West (1)(2)...................          59   Professor of Finance since 1984, and Dean        1990              0
  Box 604                                               from 1984 to 1993, and currently Dean
  Genoa, Nevada 89411                                   Emeritus of New York University, Leonard
                                                        N. Stern School of Business
                                                        Administration; Director of Bowne & Co.,
                                                        Inc. (financial printers), Vornado, Inc.
                                                        (real estate holding company) and
                                                        Alexander's Inc. (real estate company).

Arthur Zeikel(1)*........................          65   President of Fund Asset Management, L.P.         1990              0
  P.O. Box 9011                                         ("FAM") (which term, as used herein,
  Princeton, New Jersey                                 includes its corporate predecessors)
  08543-9011                                            since 1977; President of MLAM (which
                                                        term, as used herein, includes its
                                                        corporate predecessors) since 1977;
                                                        President and Director of Princeton
                                                        Services, Inc. ("Princeton Services")
                                                        since 1993; Executive Vice President of
                                                        Merrill Lynch & Co., Inc. ("ML&Co.")
                                                        since 1990; Director of Merrill Lynch
                                                        Funds Distributor, Inc. (the
                                                        "Distributor") since 1977.

------------------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which MLAM, FAM or their affiliates act as investment adviser. See "Compensation of Directors" below.

(2) Member of Audit Committee of the Board of Directors.

* Interested person, as defined in the Investment Company Act of 1940, as amended, of the Fund.

    COMMITTEE AND BOARD OF DIRECTORS MEETINGS. The Board of Directors has a standing Audit Committee which consists of Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

    During the fiscal year ended August 31, 1996, the Board of Directors held meetings and the Audit Committee held meetings. All of the Directors attended at least 75% of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year. However, Mr. Forbes inadvertently failed to file a timely report to disclose reinvestment of Fund dividends during the Fund's fiscal year ended August 31, 1996. This transaction was accurately reflected in a subsequent filing.

    INTERESTED PERSONS. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with MLAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of MLAM and FAM.

    COMPENSATION OF DIRECTORS. MLAM, the Fund's investment adviser, pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with MLAM a fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-interested Directors, a fee of $1,000 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $24,597 for the fiscal year ended August 31, 1996.

    The following table sets forth for the fiscal year ended August 31, 1996 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1996, the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds"), to the non-interested Directors.

                                                             PENSION OR RETIREMENT    AGGREGATE COMPENSATION FROM
                                                              BENEFITS ACCRUED AS          FUND AND FAM/MLAM
                                             COMPENSATION            PART                ADVISED FUNDS PAID TO
     NAME OF DIRECTOR                          FROM FUND       OF FUND EXPENSES                DIRECTORS
-------------------------------------------  -------------  -----------------------  -----------------------------
Ronald W. Forbes(1)........................    $   4,600                None                  $   142,500
Cynthia A. Montgomery(1)...................    $   4,600                None                  $   142,500
Charles C. Reilly(1).......................    $   4,600                None                  $   293,833
Kevin A. Ryan(1)...........................    $   4,600                None                  $   142,500
Richard R. West(1).........................    $   5,600                None                  $   272,833

------------------------

(1) The Directors serve on the Boards of other MLAM/FAM Advised Funds as follows: Mr. Forbes (25 registered investment companies consisting of 38 portfolios); Ms. Montgomery (25 registered investment companies consisting of 38 portfolios); Mr. Reilly (43 registered investment companies consisting of 56 portfolios); Mr. Ryan (25 registered investment companies consisting of 38 portfolios); and Mr. West (44 registered investment companies consisting of 66 portfolios).

    OFFICERS OF THE FUND. The Board of Directors has elected eight officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                                    OFFICER
     NAME AND PRINCIPAL OCCUPATION                                                OFFICE                 AGE         SINCE
---------------------------------------------------------------------  ----------------------------      ---      -----------
Arthur Zeikel........................................................           President                    65         1990
  President of MLAM since 1977; President of FAM since 1977;
  President and Director of Princeton Services since 1993; Executive
  Vice President of ML&Co. since 1990; Director of the Distributor since 1977.
Terry K. Glenn.......................................................    Executive Vice President            56         1990
  Executive Vice President of MLAM and FAM since 1983; Executive Vice
  President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991;
  President of Princeton Administrators, L.P. since 1988.
Vincent R. Giordano..................................................         Vice President                 52         1990
  Senior Vice President of MLAM and FAM since 1984; Vice President of
  MLAM from 1980 to 1984; Senior Vice President of Princeton Services
  since 1993.
Kenneth A. Jacob.....................................................         Vice President                 46         1990
  Vice President of MLAM and FAM since 1984.
Theodore R. Jaeckel, Jr..............................................         Vice President                 37         1990
  Vice President of MLAM since 1991.
Donald C. Burke......................................................         Vice President                 37         1990
  Vice President and Director of Taxation of MLAM since 1990.

                                                                                                                    OFFICER
     NAME AND PRINCIPAL OCCUPATION                                                OFFICE                 AGE         SINCE
---------------------------------------------------------------------  ----------------------------      ---      -----------
Gerald M. Richard....................................................           Treasurer                    48         1990
  Senior Vice President and Treasurer of MLAM and FAM since 1984;
  Senior Vice President and Treasurer of Princeton Services since
  1993; Vice President of the Distributor since 1981; Treasurer since
  1984.
Patrick D. Sweeney...................................................           Secretary                    43         1997
  Vice President of MLAM since 1990.

    STOCK OWNERSHIP. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

    D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for such other entities in its evaluation of the independence of D&T with respect to the Fund.

    Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                    ITEM 3. ADOPTION OF AMENDED FUNDAMENTAL
                             INVESTMENT RESTRICTION

    The Fund has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed to be fundamental may not be changed without a vote of the outstanding shares of Common Stock of the Fund. The Fund is required to disclose in its prospectus, as a fundamental policy, whether it will "concentrate" its investments in a particular industry. A fund is considered to be concentrated in an industry when it invests 25% or more of its assets in the securities of issuers in such industry. A fund that adopts a policy of not concentrating its investments in a particular industry is prohibited from making purchases within such industry in excess of 25% of its assets, and a fund that has adopted a policy of concentrating its investments in a particular industry must maintain at least 25% of its assets in the industry in which it has elected to concentrate. Except in very limited and specific circumstances, none of which apply to the Fund, a fund cannot adopt a "flexible" policy of switching back and forth between being concentrated and non-concentrated in a particular industry. The Fund currently concentrates its investments in municipal bonds issued to finance projects in the health care industry. The Board of Directors of the Fund recommends amending the Fund's fundamental investment restrictions to remove the Fund's required concentration in the health care industry.

    At the time the Fund was organized in 1990, bonds and obligations issued to finance not-for-profit hospitals and other health care facilities were a significant source of high yield investments. In recent years there has been a shift in health care providers in the United States, whereby many not-for-profit hospitals and health care systems are being acquired by for-profit entities. This trend appears to be continuing and, as a result, the issuance and availability of tax-exempt health care-related bonds, which are rated in any one of the medium and lower ratings categories of a nationally recognized statistical rating organization or are unrated, have fallen dramatically. Based on this trend in the health care industry, the Board of the Directors of the Fund no longer believes that it is in the best interests of the Fund and its shareholders for the Fund to maintain a policy of investing in at least 25% of its assets in health care-related municipal bonds.

    Currently, the Fund's health care industry concentration policy is set forth in the following fundamental investment restriction, which provides that the Fund may not:

       Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry, except that the Fund will invest 25% or more of its assets in Municipal Bonds issued to finance projects in the health care industry. (For the purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.)

    The revised investment restriction eliminates the exception for health care industry bonds from the Fund's general concentration policy. The proposed restriction was approved by the Board of Directors on June 11, 1997. Under the proposed amended investment restriction, the Fund may not:

       Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in any single industry. (For the purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.)

    VOTE REQUIRED. The proposal to amend the Fund's fundamental investment restriction requires the affirmative vote of a majority of the Fund's outstanding Common Shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% or more of the Common Shares present at the Meeting, if more than 50% of the outstanding Common Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Common Shares). If the proposed amendment to the Fund's fundamental investment restriction is not approved by the stockholders of the Fund, the Fund will continue to concentrate its investments in the health care industry. The Board recommends a vote "FOR" Item 3.

                             ADDITIONAL INFORMATION

    The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

    In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

    All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, "FOR" the ratification of D&T as independent auditors and "FOR" amending the Fund's fundamental investment restriction regarding its health care industry concentration policy.

    Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the proposal to amend the Fund's fundamental investment restriction (Item 3). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 1 and 2; however, abstentions and broker non-votes will have the same effect as a vote against Item 3.

ADDRESS OF INVESTMENT ADVISER

    The principal office of MLAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1996 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to Merrill Lynch High Income Municipal Bond Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, Secretary or to 1-800-456-4587 ext. 123.

MEETINGS OF STOCKHOLDERS

    The Fund's charter does not require that the Fund hold an annual meeting of stockholders. The Fund will be required, however, to call special meetings of stockholders in accordance with the requirements of the Investment Company Act to seek approval of new management and investment advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special stockholders' meeting to elect new Board members at such time as less than a majority of the Board members holding office have been elected by stockholders. The charter or by-laws provide that a stockholders' meeting may be called at the request of 10% of the outstanding shares of the Fund entitled to vote at such meeting, or by a majority of the Board members.

                                          By Order of the Board of Directors
                                          PATRICK D. SWEENEY
                                          SECRETARY

Dated: July   , 1997

                 MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                                    P.O. Box 9011
                          Princeton, New Jersey  08543-9011

                                      P R O X Y

             This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") held of record by the undersigned on July 25, 1997 at the special meeting of the stockholders of the Fund to be held on September 18, 1997 or any adjournment thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

                               (Continued and to be signed on the reverse side)

I. ELECTION OF DIRECTORS      FOR all nominees listed below                     WITHHOLD AUTHORITY
                              (except as marked to the contrary below) / /      to vote for all nominees listed below  / /


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) Ronald W. Forbes, Cynthia
A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West, Arthur Zeikel

II. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

                         FOR / /               AGAINST / /         ABSTAIN / /

III. To consider and act upon a proposal to amend the Fund's fundamental investment restriction regarding the Fund's health care industry concentration policy.

                         FOR / /               AGAINST / /         ABSTAIN / /

IV. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


                                        Please sign exactly as name appears
                                        hereon.  When shares are held by joint
                                        tenants, both should sign.  When
                                        signing as attorney or as executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.  If a
                                        corporation, please sign in full
                                        corporate name by president or other
                                        authorized officer.  If a partnership,
                                        please sign in partnership name by
                                        authorized person.

                                        Dated: _______________________, 1997



                                        X __________________________________
                                                     Signature

                                        X __________________________________
                                              Signature, if held jointly



Please mark boxes / / or /x/ in blue or black ink. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.